UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2024

ANTERO RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36120	80-0162034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 Per Share	AR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2024, the board of directors (the “Board”) of Antero Resources Corporation (the “Company”) approved, subject to stockholder approval, the Amended and Restated Antero Resources Corporation 2020 Long Term Incentive Plan (the “Amended AR LTIP”), to increase the number of shares of the Company’s common stock available for issuance under the Amended AR LTIP by 4,866,100 shares and extend the term of the Amended AR LTIP until June 5, 2034. The additional shares of the Company’s common stock authorized to be delivered under the Amended AR LTIP will be registered pursuant to a registration statement on Form S-8.

As further described below under Item 5.07 of this Current Report on Form 8-K, on June 5, 2024, at the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”), the stockholders approved the Amended AR LTIP, and it became effective as of June 5, 2024.

The summary of the Amended AR LTIP in this Current Report on Form 8-K does not purport to be a complete description of all provisions of the Amended AR LTIP and is qualified in its entirety by reference to the full text of the Amended AR LTIP, which is filed herewith as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders were requested to (i) elect two Class II members of the Board to serve until the Company’s 2027 annual meeting of stockholders; (ii) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024; (iii) approve, on an advisory basis, the compensation of the Company’s named executive officers; and (iv) approve the Amended AR LTIP. Each of these items is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 25, 2024.

The results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 - Election of Class II Directors: Votes regarding the persons elected as Class II directors were as follows:

Nominee	For	Withheld	Broker Non-Votes
W. Howard Keenan, Jr.	136,334,980	116,284,727	23,384,689
Jacqueline C. Mutschler	170,271,371	82,348,336	23,384,689

Proposal No. 2 — Ratification of the Appointment of KPMG LLP: The voting results were as follows:

For	Against	Abstain
273,495,557	2,404,161	104,678

Proposal No. 3 — Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers: The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
171,284,425	80,035,913	1,299,369	23,384,689

Proposal No. 4 — Approval of the Amended AR LTIP: The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
247,654,669	4,790,458	174,580	23,384,689

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Antero Resources Corporation 2020 Long Term Incentive Plan, dated June 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES CORPORATION

By:	/s/ Michael N. Kennedy
Michael N. Kennedy
Chief Financial Officer and Senior Vice President –Finance

Dated: June 6, 2024